Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT
TO
MASTER REPURCHASE AGREEMENT

FIRST AMENDMENT, dated as of April 4, 2011 (the “Amendment”), to the Master Repurchase Agreement dated as of December 3, 2010 (the “Existing Master Repurchase Agreement”), by and among Excel Mortgage Servicing, Inc., a California corporation, with an address at 19500 Jamboree Road #400, Irvine, California 92612, as a seller (“Excel”), AmeriHome Mortgage Corporation, a Michigan corporation, with an address at 2141 W. Bristol Road, Flint, Michigan 48507, as a seller (“AmeriHome”) (Excel and AmeriHome are individually and collectively referred to herein as “Seller”), and New Century Bank d/b/a Customers Bank, a Pennsylvania state-chartered bank, with an address at 99 Bridge Street, Phoenixville, Pennsylvania (the “Buyer”).

RECITALS

The Seller has requested the Buyer to agree to amend the Existing Master Repurchase Agreement as set forth in this Amendment.  The Buyer is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

ARTICLE I
DEFINITIONS

Definitions.  Unless otherwise indicated, capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Existing Master Repurchase Agreement.

ARTICLE II
AMENDMENT

1.               The definition of “Maximum Aggregate Purchase Price” contained in Section 1 (Definitions) of the Existing Master Repurchase Agreement is hereby deleted and replaced in its entirety by the following:

(jj)  “Maximum Aggregate Purchase Price” means Thirty Two Million Five Hundred Thousand and 00/100 Dollars ($32,500,000.00).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

All representations and warranties contained in the Existing Master Repurchase Agreement are true and correct as of the date of this Amendment (except to the extent that any of such representations and warranties expressly relate to an earlier date).

ARTICLE IV
MISCELLANEOUS

1.                                       Ratification.  Except as expressly affected by the provisions hereof, the Existing Master Repurchase Agreement, as amended, shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto.  On and after the date hereof, each reference in the Existing Master Repurchase Agreement to “the Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

2.                                       Limited Scope.  This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights of the Buyer and the Seller under the Existing Master Repurchase Agreement.

3.                                       Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.                                       Caption.  The captions in the Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

5.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

6.                                       Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ATTEST:		NEW CENTURY BANK d/b/a CUSTOMERS BANK

By:		By:
Name:	J. Christopher Black	Name:	Glenn Hedde
Title:	Vice President	Title:	President, Warehouse Lending

ATTEST:		EXCEL MORTGAGE SERVICING, INC.

By:		By:
Name:		Name:
Title:	Secretary	Title:

ATTEST:		AMERIHOME MORTGAGE CORPORATION

By:		By:
Name:		Name:
Title:	Secretary	Title:

Signature Page to First Amendment to Master Repurchase Agreement